Exhibit 99.3

Repligen Employee FAQ

1.	Why is Repligen acquiring BioLife Solutions?

The acquisition is a natural next step in the evolution of our strategy and further strengthens our position as a leading provider of mission-critical technologies for biologics manufacturing. BioLife Solutions brings a highly differentiated portfolio led by a market-leading biopreservation media platform and other cell processing tools, fast-tracking our leadership in the high-growth cell therapy market.

2.	Why is this transaction the right move for our strategy?

Expanding into cell therapy is fully aligned with our strategy and accelerates it in a rapidly growing market where customers need trusted bioprocessing partners. BioLife’s differentiated portfolio broadens our solutions offering to cell therapy customers and adds a deeply embedded, high-margin consumables business with attractive recurring revenue.

3.	How will this transaction lead to further growth?

The cell therapy market is projected to grow at over 20% CAGR through the end of the decade, and BioLife’s products are already specified into 18 commercially approved cell therapies and the majority of U.S. commercially sponsored cell-based therapy trials. With approximately 98% of revenue in consumables, the business provides durable, high-margin recurring revenue that enhances Repligen’s financial profile.

4.	How is the acquisition being funded, and will new shares be issued?

BioLife is being acquired for a total enterprise value of approximately $1.5 billion, comprised of approximately 64% in Repligen common stock and 36% in cash, with the cash component funded from cash on hand. Repligen’s balance sheet is expected to remain healthy, preserving optionality for additional M&A and investment in our business.

5.	When will this transaction close?

We expect to complete the acquisition in the fourth quarter of 2026, and until then, Repligen and BioLife will operate as independent companies.

6.	What regulatory or legal approvals are required before closing?

The transaction, which has been unanimously approved by the directors of both companies is subject to customary regulatory approvals, approval by BioLife shareholders, and the satisfaction of other customary closing conditions.

7.	What does this mean for my role, and will the org structure change?

It’s business as usual – there are no changes to roles, reporting structures, or responsibilities at this time. Any future organizational decisions will be part of integration planning. Integration will not begin until after closing.

8.	How will BioLife fit within Repligen after closing?

We currently anticipate that BioLife will operate as an individual business reporting directly to the CEO during the integration period. This preserves its customer focus and market leadership while gaining Repligen’s broader global commercial reach, including Asia Pacific, and innovation capabilities.

9.	What happens to the Repligen stock or equity I hold?

Repligen is the acquiring company, so Repligen stock will continue to trade on the open market as usual, and outstanding equity awards continue under their existing terms.

10.	What if a BioLife employee contacts me – can I contact them?

Until closing, Repligen and BioLife remain separate, independent companies, so please do not initiate discussions or share information without an authorized business reason and approval. Any contact should occur only through approved channels at the direction of management.

11.	What should I tell customers and partners who ask?

Tell them we’re excited that this combination expands our robust offering of cell therapy workflow solutions and better positions us to support the development and commercialization of innovative therapies.

12.	What if I’m contacted by media, analysts, or investors?

Consistent with Repligen policy, do not respond directly – refer them to Repligen’s Investor Relations team, and contact your manager if you’re unsure.

13.	Can I post on social media about the transaction?

You may repost or share content from Repligen’s official channels, but do not create new content or comment on the transaction yourself. Please refer to Repligen’s social media policy for additional guidance.

14.	Who can I contact with more questions?

Please contact your manager with any questions regarding the transaction.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this communication, which are not historical in nature or do not relate to current facts, are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provisions of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on, among other things, Repligen management’s and BioLife management’s beliefs, assumptions, current expectations, estimates and projections about the economy and Repligen and BioLife, as applicable, and the industries in which Repligen and BioLife operate. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements include statements regarding, among other things, the expected benefits of the transaction and Repligen’s ability to recognize the benefits of the transaction; the anticipated timing of the closing of the transaction; the anticipated financial impact of the transaction on Repligen and the belief that this is a financially compelling transaction and accretive in the near-term; expectations for Repligen’s performance following the transaction, including future financial and operating results; beliefs that the transaction will accelerate profitable growth; beliefs and expectations about the cell therapy industry, including its growth, and BioLife’s position as a highly-differentiated cell processing tool leader; anticipated synergies; beliefs about the drivers for future growth following the transaction, including with respect to the pipeline and regulatory matters; the expected impact on customers and revenue opportunities; Repligen’s second quarter results, including revenue growth and expectations for strong margin expansion and Repligen’s plans, objectives, expectations, intentions, growth strategies and other statements that are not historical facts. Repligen and BioLife caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against Repligen or BioLife; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect Repligen following the transaction, or the expected benefits of the transaction); the failure to obtain BioLife stockholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction, including anticipated synergies, financial impact and revenue growth, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Repligen and BioLife do business; the risk that the parties have overestimated the size or trajectory of the cell therapy market and BioLife’s market position; the potential for increased regulatory scrutiny and the impact on the clinical pipeline, global approvals and expanded indications; the possibility that the transaction may be more expensive to complete than anticipated; diversion of BioLife and Repligen management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks relating to the potential dilutive effect of shares of Repligen common stock to be issued in the transaction and other factors that may affect future results of Repligen. Additional factors that could cause results to differ materially from those described above can be found in Repligen’s Annual Report on Form 10-K for the year ended December 31, 2025, Repligen’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026 BioLife’s Annual Report on Form 10-K for the year ended December 31, 2025,

BioLife’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, in each issuer’s respective Current Reports on Form 8-K and in other documents Repligen and BioLife file with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Repligen and BioLife caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Repligen and BioLife each disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Important Additional Information and Where to Find It

In connection with the transaction, Repligen will file with the SEC a registration statement on Form S-4 (the “registration statement”), which will contain a proxy statement of BioLife and a prospectus of Repligen (the “proxy statement/prospectus”), and each of Repligen and BioLife may file with the SEC other relevant documents regarding the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY REPLIGEN AND BIOLIFE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REPLIGEN, BIOLIFE AND THE TRANSACTION. When final, a definitive copy of the proxy statement/prospectus will be mailed to BioLife stockholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about Repligen and BioLife, free of charge from Repligen or BioLife or from the SEC’s website when they are filed. The documents filed by Repligen with the SEC may be obtained free of charge at Repligen’s website, at www.repligen.com, or by requesting them by mail at Repligen Corporation, 41 Seyon Street Building 1, Suite 100 Waltham, Massachusetts 02453, Attention: Corporate Secretary. The documents filed by BioLife with the SEC may be obtained free of charge at BioLife’s website, at www. biolifesolutions.com, or by requesting them by mail at BioLife Solutions, Inc., 3303 Monte Villa Parkway, Suite 310, Bothell, WA 98021, Attention: Corporate Secretary. The information included on Repligen’s and BioLife’s websites is not incorporated by reference into this communication.

Participants in the Solicitation

Repligen and BioLife and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BioLife in respect of the transaction. Information about Repligen’s directors and executive officers is available in Repligen’s proxy statement, dated April 2, 2026, for its 2026 Annual Meeting of Stockholders, and other documents filed by Repligen with the SEC. Information about BioLife’s directors and executive officers is available in BioLife’s proxy statement, dated July 8, 2025, for its 2025 Annual Meeting of Stockholders, and other documents filed by BioLife with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Repligen or BioLife as indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.